EXCHANGE PLACE ADVISORS TRUST
(formerly, North Square Investments Trust)

(the “Trust”)

FORT PITT CAPITAL TOTAL RETURN FUND (FPCGX)

(the “Fund”)

Supplement dated October 29, 2024 to the Fund’s
Prospectus dated April 28, 2024, as supplemented

Fort Pitt Capital Group, LLC (the “Current Adviser” or “Fort Pitt”), the investment adviser to the Fort Pitt Capital Total Return Fund (the “Fund”), anticipates that it will undergo an internal restructuring (the “Transaction”) to be effective on November 1, 2024 (the “Closing Date”), that will result in the transfer of the Current Adviser’s assets and liabilities to Kovitz Investment Group Partners, LLC (the “New Adviser” or “Kovitz”). Focus Financial Partners Inc. (“Focus”) is the ultimate parent company of the Current Adviser and the New Adviser. As of the Closing Date of the Transaction, the existing investment advisory agreement between the Trust and the Current Adviser with respect to the Fund will be terminated. An interim investment advisory agreement and a new investment advisory agreement, each with Kovitz and with substantially the same terms as the existing investment advisory agreement with the Current Adviser, except for the start and end date of the agreement and other provisions applicable to the interim investment advisory agreement as required under the Investment Company Act of 1940, as amended, have been approved by the Trust’s Board of Trustees. The new investment advisory agreement with Kovitz will be submitted to the Fund’s shareholders for approval at a forthcoming special meeting of the Fund’s shareholders.

The Transaction is anticipated to close on the Closing Date, subject to customary closing conditions. There can be no assurance that the Transaction will be consummated as contemplated or that necessary closing conditions will be satisfied.

The Transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objective or principal investment strategies.

More detailed information regarding the Transaction and the proposal to be voted upon at the special meeting of the Fund’s shareholders will be provided in a proxy statement in connection with the special meeting.

For more information, or to obtain a copy of the Fund’s Prospectus or Statement of Additional Information free of charge, please contact the Fund at 1-866-688-8775.

Please retain this Supplement for future reference.